UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022

HORIZON TECHNOLOGY FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	814-00802	27-2114934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

312 Farmington Avenue
Farmington, CT 06032
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 676-8654

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HRZN	The Nasdaq Stock Market LLC
4.875% Notes due 2026	HTFB	The New York Stock Exchange
6.25% Notes due 2027	HTFC	The New York Stock Exchange

Section 1	Registrant’s Business and Operations
Item 1.01	Entry into a Material Definitive Agreement.

On November 9, 2022, Horizon Technology Finance Corporation (the “Company”) completed a securitization of secured loans with an aggregate unpaid principal balance of approximately $158 million. Horizon Funding Trust 2022-1 (the “Issuer”), a newly formed wholly owned subsidiary of the Company, issued $100 million in aggregate principal amount of fixed-rate asset-backed notes (the “Notes”), which are rated A by a rating agency. KeyBanc Capital Markets Inc. (“KeyBanc Capital Markets”) acted as initial purchaser of the Notes, and the Company is the sponsor, seller and servicer for the transaction. The Notes bear interest at a fixed rate of 7.56% per annum and have a stated maturity of November 15, 2030. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The Notes were issued by the Issuer pursuant to a note purchase agreement, dated as of October 26, 2022 (the “Note Purchase Agreement”), by and among the Company, Horizon Funding 2022-1 LLC, as trust depositor (the “Trust Depositor”), the Issuer and KeyBanc Capital Markets, as initial purchaser, and are backed by a pool of loans made to certain portfolio companies of the Company and secured by certain assets of such portfolio companies. The pool of loans is to be serviced by the Company. In connection with the issuance and sale of the Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The Notes are secured obligations of the Issuer and are non-recourse to the Company.

As part of the transaction, the Company entered into a sale and contribution agreement, dated as of November 9, 2022 (the “Sale and Contribution Agreement”), with the Trust Depositor pursuant to which the Company has agreed to sell or has contributed to the Trust Depositor certain secured loans made to certain portfolio companies of the Company (the “Loans”). The Company has made customary representations, warranties and covenants in the Sale and Contribution Agreement with respect to the Loans as of the date of the transfer of the Loans to the Trust Depositor. The Company has also entered into a sale and servicing agreement, dated as of November 9, 2022 (the “Sale and Servicing Agreement”), with the Trust Depositor, the Issuer, U.S. Bank Trust Company, National Association, as the trustee, and U.S. Bank National Association, as the backup servicer, custodian and securities intermediary pursuant to which, among other things, the Trust Depositor has agreed to sell or has contributed the Loans to the Issuer. The Company has made customary representations, warranties and covenants in the Sale and Servicing Agreement. The Company will also serve as administrator to the Issuer pursuant to an administration agreement, dated as of November 9, 2022 (the “Administration Agreement”), with the Issuer, Wilmington Trust, National Association, and U.S. Bank Trust Company, National Association. The Issuer also entered into an indenture, dated as of November 9, 2022 (the “Indenture”), which governs the Notes and includes customary covenants and events of default. In addition, the Trust Depositor entered into an amended and restated trust agreement, dated as of November 9, 2022 (the “Amended and Restated Trust Agreement”, together with the Note Purchase Agreement, the Sale and Contribution Agreement, the Sale and Servicing Agreement, the Administration Agreement, and the Indenture, the “Agreements”), with Wilmington Trust, National Association, which includes customary representations, warranties and covenants. The Notes were sold through an unregistered private placement to “qualified institutional buyers” in compliance with the exemption from registration provided by Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) who, in each case, are “qualified purchasers” for purposes of Section 3(c)(7) under the Investment Company Act of 1940, as amended.

The Company will use the proceeds of the private placement of the Notes to repay its outstanding principal balance under its revolving credit facility (the “Credit Facility”) with KeyBank National Association and for working capital purposes. As of November 9, 2022, there was $87,500,000 in outstanding principal amounts under the Credit Facility, which is subject to customary covenants and obligations. At November 9, 2022, the Credit Facility had an interest rate of 7.25%. The stated maturity date of the Credit Facility is June 22, 2026.

The descriptions of the Agreements contained in this current report on Form 8-K are qualified in their entirety by reference to copies of the Agreements, which are filed as Exhibits 10.1 through 10.6 to this current report on Form 8-K and incorporated by reference herein.

On November 9, 2022, the Company issued a press release announcing the completion of the securitization, a copy of which is attached hereto as Exhibit 99.1.

Section 2	Financial Information
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference to this Item 2.03.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits.

(d) Exhibit.

10.1
Note Purchase Agreement, dated as of October 26, 2022, by and among the Company, Horizon Funding Trust 2022-1, the issuer, Horizon Funding 2022-1 LLC, the trust depositor, and KeyBanc Capital Markets Inc., as initial purchaser.

10.2
Indenture, dated as of November 9, 2022, by and among Horizon Funding Trust 2022-1, as the issuer, U.S. Bank National Association, as the trustee, and U.S. Bank National Association, as the securities intermediary.

10.3	Sale and Contribution Agreement, dated as of November 9, 2022, by and among the Company, as the seller, and Horizon Funding 2022-1 LLC, as the trust depositor.
10.4
Sale and Servicing Agreement, dated as of November 9, 2022, by and among the Company, as the seller and as the servicer, Horizon Funding Trust 2022-1, as the issuer, Horizon Funding 2022-1 LLC, as the trust depositor, U.S. Bank Trust Company, National Association, as the trustee, and U.S. Bank National Association, as backup servicer, custodian and securities intermediary.

10.5
Administration Agreement, dated as of November 9, 2022, by and among Horizon Funding Trust 2022-1, as issuer, the Company, as administrator, Wilmington Trust, National Association, as owner trustee, and U.S. Bank Trust Company, National Association, as trustee.

10.6	Amended and Restated Trust Agreement, dated as of November 9, 2022, by and among Horizon Funding 2022-1 LLC, as the trust depositor, and Wilmington Trust, National Association, as the owner trustee.
99.1	Press Release dated November 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2022	HORIZON TECHNOLOGY FINANCE CORPORATION

	By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer